                       CROSS-REFERENCE SHEET
                       ---------------------


Trust Indenture Act Section                Indenture Section
---------------------------                -----------------

   Section 310(a)(1)                         Section 7.10
   Section 310(a)(2)                         Section 7.10
   Section 310(a)(3)                         N/A
   Section 310(a)(4)                         N/A
   Section 310(a)(5)                         Section 7.10
   Section 310(b)                            Section 7.10
   Section 310(c)                            N/A
   Section 311(a)                            Section 7.11
   Section 311(b)                            Section 7.11
   Section 311(c)                            N/A
   Section 312(a)                            Section 2.05
   Section 312(b)                            Section 12.03
   Section 312(c)                            Section 12.03
   Section 313(a)                            Section 7.06
   Section 313(b)(1)                         N/A
   Section 313(b)(2)                         Section 7.06
   Section 313(c)                            Section 7.06
   Section 313(d)                            Section 7.06
   Section 314(a)                            Section 4.03
   Section 314(b)                            N/A
   Section 314(c)                            Section 12.04
   Section 314(d)                            N/A
   Section 314(e)                            Section 12.05
   Section 314(f)                            N/A
   Section 315(a)                            Section 7.01(b)
   Section 315(b)                            Section 7.05
   Section 315(c)                            Section 7.01(a)
   Section 315(d)                            Section 7.01(c)
   Section 315(e)                            Section 6.11
   Section 316(a)(1)                         Sections 6.04, 6.05
   Section 316(a)(2)                         N/A
   Section 316(b)                            Section 6.07
   Section 316(c)                            N/A
   Section 317(a)(1)                         Section 6.08
   Section 317(a)(2)                         Section 6.09
   Section 317(b)                            Section 2.04
   Section 318(a)                            Section 12.01